SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                   FORM 8-K/A

                  CURRENT REPORT UNDER SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported):  October 15, 1996
                       Commission File Number:  33-4734-D

                         GRAND ADVENTURES TOUR & TRAVEL
                             PUBLISHING CORPORATION
               (FORMERLY RILEY INVESTMENTS, INC.)
             (Exact Name of Registrant as Specified in its Charter)


              OREGON                          93-0950786
     (State or other jurisdiction of        (IRS Employer
     incorporation or organization)       Identification No.)



                      1120 CAPITAL OF TEXAS HIGHWAY SOUTH
                               BUILDING 3, SUITE 300
                            AUSTIN, TEXAS           78746
             (Address of Principal Executive Offices)     (Zip Code)


              Registrant's Telephone Number, including Area Code:
                               (512) 329-7255


                          RILEY INVESTMENTS, INC.
                           1820 NORTH SHORE ROAD
                         LAKE OSWEGO, OREGON 97034
     (Former name, former address, and formal fiscal year, if changed since last report)




                   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


(C)  EXHIBITS

     The following exhibits are included as part of this report:


             SEC
 Exhibit  Reference
 Number     Number                   Title of Document                Location


  2.01        2      Agreement and Plan of Merger entered into         Original
                       effective July 19, 1996, by and between Riley   Filing
                       Investments, Inc. and Airfair Publishing,
                       Inc., a Delaware corporation. (Note: This document contains a detailed description of omitted schedules and exhibits; the registrant hereby agrees to furnish the Commission with all omitted schedules and exhibits on request.)

  3.01        3      Form of Restated Articles of Incorporation of     Original
                       Grand Adventures Tour & Travel Publishing       Filing
                       Corporation

  10.01       10     Advisory Services Agreement effective October     Original
                       10, 1996 by and between Riley Investments,      Filing
                       Inc., and Mark T. Waller

  10.02       10     Long Term Stock Incentive Option Plan             Original
                                                                       Filing

  10.03       10     Form of Non-Qualified Stock Option granted        Original
                       effective August 19, 1996 by Riley              Filing
                       Investments, Inc., to Mark T. Waller

  10.03       10     Indemnification and Pledge Agreement              Original
                                                                       Filing
  16.01       16     Letter from Isler & Co., former Company auditors  This
                                                                       Filing

  23.01       23     Consent of Andersen Andersen & Strong, L.C.       Original
                                                                       Filing


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   GRAND ADVENTURES TOUR & TRAVEL
                                   PUBLISHING CORPORATION


Dated:  November 6, 1996           By /s/ Joseph S. Juba, President